SCHEDULE 14A

INFORMATION REQUIRED IN A PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DSG GLOBAL INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies: N/A

(2)   Aggregate number of securities to which transaction applies: N/A

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)   Proposed maximum aggregate value of transaction: N/A

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☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid: N/A

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(4)   Date Filed: N/A

DSG Global Inc.
Suite 312-2630 Croydon Drive
Surrey, British Columbia

Canada  V3Z 6T3

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 19, 2018 at 2:00 p.m. (Pacific Time)

Notice is hereby given that DSG Global Inc., a Nevada corporation, will hold an annual meeting of stockholders on Friday, October 19, 2018 at 2:00 p.m. (local time) at Suite 409 – 221 W. Esplanade, North Vancouver, British Columbia V7M 3J3 (the "Meeting"). The Meeting is being held for the following purposes:

1.	to elect Robert Silzer, James Singerling, Stephen Johnston and Jason Sugarman to serve as directors of our company;

2.	to vote on a non-binding advisory resolution to approve executive compensation (the "Say-on-Pay Proposal"); and

3.	to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "for" each of the nominees and vote "for" each proposal.

Our board has fixed the close of business on August 24, 2018 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to one vote per share of common stock held on each matter properly brought before the Meeting.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

Dated: September 6, 2018.

By Order of the Board of Directors,

/s/ Robert Silzer

Robert Silzer

President and Director

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on October 19, 2018—the proxy statement and the annual report are available at http://www.viewproxy.com/dsgtag/2018

DSG GLOBAL INC.
Suite 312-2630 Croydon Drive, Surrey, British Columbia
Canada  V3Z 6T3

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on October 19, 2018 at 2:00 p.m. (local time) at Suite 409 – 221 W. Esplanade, North Vancouver, British Columbia, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about September 5, 2018 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we", "us" "our" and "DSG" refer to DSG Global Inc.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the "Common Stock") as of the close of business on August 24, 2018 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of August 24, 2018, the Record Date, there were 1,654,333,022 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, a quorum is one-third of the issued and outstanding entitled to vote, represented in person or by proxy.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2, and at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Action Stock Transfer, 2469 E. Fort Union Blvd, Suite 214, Salt Lake City, UT 84121, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on August 24, 2018 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company. Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our Annual Meeting - the proxy must be returned to Broadridge well in advance of our Annual Meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our Annual Meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our Annual Meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity. Beneficial stockholders who wish to attend at our Annual Meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our Annual Meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to

National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since January 1, 2017, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the Amendments to our authorized capital or to the Sale, as more particularly described herein.

Principal Stockholders and Security Ownership of Management

As of August 24, 2018, we had a total of 1,654,333,022 shares of common stock ($0.001 par value per share) issued and outstanding.

The following table sets forth, as of August 24, 2018, certain information with respect to the beneficial ownership of our common and preferred stock by each stockholder known by us to be the beneficial owner of more than 5% of our common and preferred stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock and preferred stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common and preferred stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Office, If Any	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Officers and Directors
Robert Silzer Suite 312-2630 Croydon Drive Surrey, British Columbia, Canada	Director, president, chief executive officer, chief financial officer, secretary and treasurer	Common Stock	8,070,285	0.5%
Jason Sugarman Suite 312-2630 Croydon Drive Surrey, British Columbia, Canada V3S 5A5	Director	Common Stock	Nil	0%
Stephen Johnston Suite 312-2630 Croydon Drive Surrey, British Columbia, Canada V3S 5A5	Director	Common Stock	Nil	0%
James Singerling Suite 312-2630 Croydon Drive Surrey, British Columbia, Canada V3S 5A5	Director	Common Stock	Nil	0%
All officers and directors as a group		Common stock, $0.001 par value	8,070,285	0.5%
5%+ Security Holders
All 5%+ Security Holders		Common stock, $0.001 par value	Nil	0%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided .In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Percentages are based on 1,654,333,022 shares of our company’s common stock issued and outstanding as of the Record Date.

(3)	Less than 1%.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

Our entire board of directors is responsible for setting and administering policies that govern executive salaries, cash bonus awards and equity incentive awards and approves the annual compensation, including equity grants for our company's executive officers.

Our compensation programs are designed to award our named executive officers for their contributions to our company's achievements aimed at long-term strategic management and enhancement of stockholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

Executive compensation is reviewed by our board of directors on an annual basis.

The particulars of the compensation paid to the following persons:

(a)	our principal executive officer;

(b)	our principal financial officer;

(c)	each of our three most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2017 and 2016; and

(d)	up to two additional individuals for whom disclosure would have been provided under (c) but for the fact that the individual was not serving as our executive officer at the end of the years ended December 31, 2017 and 2016, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

EXECUTIVE SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Silzer, Director, President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer	2017 2016	200,000 200,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	200,000 200,000

As of December 31, 2017, we had no employment agreements with any of our executive officers or employees.

Summary of Employment Agreements and Material Terms

 We have not entered into any employment or consulting agreements with any of our current officers, directors, or employees.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2017 and 2016 of DSG Global, Inc.

For the years ended December 31, 2017 and 2016, no director or executive officer of DSG Global, Inc. has received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we will compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash.

Compensation of Directors

The particulars of the compensation paid to each of our director during our fiscal years ended December 31, 2017 are set out in the following summary compensation table, except that no disclosure is provided for any director who’s also a named executive officer and whose compensation is fully reflected in the above Executive Summary Compensation Table:

DIRECTOR COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen Johnston, Director	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
James Singerling, Director	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Kim Marsh, Former Director (1)	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Jason Sugarman, Director)	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Rupert Wainwright, Director	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil
Keith Westergaard, Director (1)	2017 2016	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil

(1)	Resigned as of October 19, 2017

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons of DSG Global Inc.

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended December 31, 2017, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last three completed fiscal years.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Director Independence

We currently act with five (5) directors consisting of Robert Silzer, Jason Sugarman, Rupert Wainwright, Stephen Johnston, and James Singerling. We have not made any determination as to whether any of our directors are independent directors, as that term is used in Rule 4200(a) (15) of the Rules of National Association of Securities Dealers.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards granted to any named executive officer as of December 31, 2017 or 2016.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

There were no options exercised, by any named executive officers during the years ended December 31, 2017 or 2016.

Compensation of Directors

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

The persons named as proxy holders in the enclosed proxy have been selected by the Board of Directors to serve as proxy and will vote the shares represented by valid proxies at the Meeting and any adjournments thereof. It is indicated that, unless otherwise specified in the proxy, they intend to vote for the election as director each of the persons named as a nominee listed below under "Nominees for Director" unless authority to vote in the election of directors is withheld on each proxy. Each nominee is currently a member of the Board of Directors. Each duly elected director will hold office until the next Annual Meeting of Stockholders or until their successor shall have been elected and qualified. Although the Board of Directors of our company does not contemplate that a nominee will be unable to serve, if such situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

Our bylaws provide for our board of directors to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting. We currently operate with a board of directors consisting of three directors.

The nominees for election at the Meeting to fill the positions on our board of directors are Robert Silzer, James Singerling, Stephen Johnston and Jason Sugarman.

Our board of directors unanimously recommends a vote "FOR" the nominees: Robert Silzer, James Singerling, Stephen Johnston and Jason Sugarman. The election of director will require the approval of stockholders holding at least a majority of shares of our common stock entitled to vote at the Meeting.

For further information, please refer to the heading below "Nominees for Director".

Nominees for Director

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

For each of our company’s directors, the following table sets forth their names, ages, principal occupations, other directorships of public companies held by them and length of continuous service as a director:

Name	Position Held with the Company	Age	Date First Elected or Appointed
Robert Silzer	President, Chief Executive Officer, Chief Financial Officer & Director	72	May 6, 2015 and June 16, 2015
James Singerling	Director	74	June 16, 2015
Stephen Johnston	Director	67	June 16, 2015
Jason Sugarman	Director	47	June 16, 2015

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director, executive officer and key employee of our company, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Our directors will serve in that capacity until our next annual shareholder meeting or until his successor is elected and qualified. Officers hold their positions at the will of our Board of Directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs.

Executive Management

Our executive management team represents a significant depth of experience in biometrics and facial recognition technologies, intelligent security and surveillance, high-growth and technology marketing, and domestic and international sales and business development. The team represents a cross-disciplinary approach to management and business development.

Robert Silzer, Director, President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

Robert Silzer has over 20 years’ experience in the GPS tracking and fleet solutions industries. He is the founder of DSG TAG Systems Inc. and has served as Chief Executive Officer of DSG TAG since its inception in April, 2008. Mr. Silzer is a product designer who has developed multiple new product concepts and successfully introduced these products to market including the world’s first handheld bingo gaming unit, the first handheld and color handheld GPS golf units and the first Wi-Fi enabled GPS golf business solution. Prior to establishing DSG Tag, Mr Silzer’s designed and a total golf solution that addressed the growing needs in Golf Course management. Through a series of mergers and acquisitions different companies with diversified hardware and software platforms, he founded GPS Industries in 1996, serving as its president, CEO, Chairman and director until 2007. Under his leadership, it became the largest operator of golf GPS systems in the world and with a remarkable 750 golf courses worldwide using the installed system. Prior to founding GPSI, Mr. Silzer founded XGA, an online golf store and website company in 1993. He also founded Advanced Gaming Technology, Inc. in 1992, an electronic gaming company, where he served as Chief Executive Officer until 1998. From 1986 to 1992, Mr. Silzer founded and operated the private company Supercart International. With over 30 years as an entrepreneur in the technology and other markets, Mr. Silzer has developed expertise in taking companies to market, growing start-up business, initial public offerings, raising funds, operations, marketing and international licensing.

Stephen Johnston, Director

Stephen Johnston is the founding Partner of Global Golf Advisors and one of the leading authorities on operational analysis and financial solutions for golf businesses. Steve began his career at the accounting firm of Thorne Gunn/Thorne Riddell in Toronto in 1973. He earned his Chartered Accountant designation while with Thorne Riddell in 1976 and in 1984 was promoted to Partner and given responsibility for major client accounts. His audit experience with major accounts subsequently expanded into real estate, communications and insurance.

When the firm became known as KPMG, Steve continued as an Audit Partner and in 1992 created the KPMG Golf Industry Practice and assumed responsibility as National Director. In 2006 Steve purchased the KPMG Golf Industry Practice and created Global Golf Advisors Inc., bringing with him the entire staff complement and client files to the new firm.

Steve is a graduate of the University of Toronto with a Bachelor of Science degree and business courses complement relevant to his Chartered Accountant designation. Steve’s main focus is developing financial and business solutions for private clubs, public golf courses and resorts, golf communities, investors and lenders. He provides a keen insight for banking and finance solutions arising from his years of advising numerous international financial institutions.

He has completed due diligence and valuation assignments for some of the largest golf-related transactions in North America and has completed multiple market studies to reposition various golf assets. In addition, Steve has been actively involved with workouts/receiverships, providing operational and financial guidance. These assignments typically lead to member buyouts/transitions from developers or to an outright disposition of property. Steve has been recognized as one of the Top Powerbrokers in Canadian Golf by The National Post over the past 15 years.

James Singerling, Director

From 1990 until his retirement in 2015, James Singerling, CCM, served as the CEO of Club Managers Association of America (CMAA), the foremost professional association for managers of membership clubs in the US. In this role Mr. Singerling was credited for elevating the professional role of club managers by creating industry-standard development and certification programs. For over two decades, he spearheaded efforts to adopt the general manager/chief operating officer model at clubs nationwide, raising the qualifications and quality of club managers. Mr. Singerling is also recognized for building new relationships for the industry with federal and state governments and within the association community.

In addition to his work within the U.S., Mr. Singerling was instrumental in the development of professional club management associations internationally, helping other nations elevate the role of club managers by adopting professional standards and certifications. Regions where his leadership is recognized include South America, Australia, China, South Africa and the Asian-Pacific corridor, among others.

Prior to becoming chief executive at CMAA, Mr. Singerling was a leader in the golf course design and management companies of Robert Trent Jones, Sr., and also served as vice president and general manager of the Coral Ridge Country Club in Ft. Lauderdale, FL.

Mr. Singerling has been recognized as Industry Leader of the Year by the University of Nevada, Las Vegas, and Michigan State University, in addition to receiving awards from Florida State University, Pennsylvania State University, Oklahoma State University and Sun Yat Sen University – China. He also was elected to the Association Committee of 100 by the U.S. Chamber of Commerce, widely recognized as the most prestigious organization of chief executives in the United States.

Jason Sugarman, Director

With over 20 years’ experience, Jason Sugarman is a leader in the finance industry in the areas of asset-based lending, private equity, and debt investments. He has been a principal investor and financier of all asset classes and has led real estate, financial services, and infrastructure investments both domestically and overseas.

Mr. Sugarman’s current concentration is on private equity transactions. He serves on the boards of a number of private and public companies and has invested in several professional sports teams including Los Angeles Football Club and Oklahoma City Dodgers. He is married with three boys and lives in Los Angeles, California.

Significant Employees

Other than Robert Silzer, we have no full-time employees whose services are materially significant to our business and operations who are employed at will by DSG Global, Inc.

Family Relationships

There are no family relationships among any of our directors or officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2016, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with.

Corporate Governance Guidelines, Code of Ethics, and Business Conduct

The Board has adopted Corporate Governance Guidelines (the “Guidelines”) to assist it in the exercise of its responsibilities. These Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision making both at the Board and at the management level, with a view to enhancing stockholder value over the long term.

We have adopted a written code of ethics and business conduct to provide guidance to all Company’s directors, officers and employees, for each employee, including our including the Company’s principal executive officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is posted on our website at www.dsgtag.com. If we make certain amendments to or waivers of our code of ethics, we intend to satisfy the SEC disclosure requirements by promptly posting the amendment or waiver on our website.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our sole director does not believe that it is necessary to have such committees because believes the functions of such committees can be adequately performed by the sole member of our board of directors.

Information About the Board of Directors

Board and Committee Meetings

Our board of directors held formal meetings during the year ended December 31, 2017 and all other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Corporate Law and our By-laws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

We do not have an Audit Committee, our entire board of directors performs the functions of an Audit Committee. The current size of our board of directors does not facilitate the establishment of a separate committee.

Nominating Committee

We do not have a Nominating Committee, our entire board of director performs the functions of a Nominating Committee and oversees the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee. We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Compensation Committee

We do not have a compensation committee, our entire board of director performs the functions of a Compensation Committee and oversees the process by which our named executive officers and directors are compensated.

Code of Ethics

We adopted a Code of Ethics applicable to all of our directors, officers, employees and consultants, which is a "code of ethics" as defined by applicable rules of the SEC. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

We will provide a copy of the Code of Ethics to any person without charge, upon request. It is also posted on our website at www.dsgtag.com.

Director Independence

We currently act with five directors, consisting of Robert Silzer, James Singerling, Stephen Johnston, Jason Sugarman and Rupert Wainwright. We have determined that each director, with the exception of Robert Silzer, is an "independent director" as defined in NASDAQ Marketplace Rule 4200(a)(15).

As noted above, we do not have a standing audit, compensation or nominating committee, but our entire board of directors acts in such capacities. We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

PROPOSAL NO. 2 - advisory vote on executive compensation
(Say-on-pay vote)

In accordance with requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or, the Dodd-Frank Act, and Section 14A of the Exchange Act, Proposal 2 provides our stockholders with the opportunity to cast an advisory (non-binding) vote on executive compensation as disclosed pursuant to the compensation disclosure rules of the SEC. This proposal is commonly known as the “say-on-pay” vote.

As described in the Executive Compensation Discussion and Analysis, our compensation program is designed to attract and retain the most qualified executives while motivating high company performance and to align our executive officers’ interests with those of our stockholders. Highlights of our executive compensation program, as described in the Executive Compensation Discussion and Analysis section, include pay opportunities that are based on:

•	general economic conditions;

•	our overall performance and profitability;

•	our historical compensation practices and current and historical compensation practices of peer companies;

•	each executive’s performance, skill sets and roles in the Company; and

•	our need for skill sets and the market for the executive’s skill sets.

The say-on-pay vote gives you as a stockholder the opportunity to express your views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking stockholders to approve the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation discussion and analysis, compensation tables and any related disclosure in this proxy statement.”

Because this vote is advisory, it will not be binding on our board or us. However, our board values the opinions of our stockholders, and will carefully take into account the outcome of the vote when considering future executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 2

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ Robert Silzer
Robert Silzer
Director

PROXY CARD ANNUAL MEETING OF STOCKHOLDERS OF DSG GLOBAL INC. (the “Company”) TO BE HELD AT SUITE 409 – 221 W. ESPLANADE, NORTH VANCOUVER, BRITISH COLUMBIA ON FRIDAY, OCTOBER 19, 2018 at 2:00 p.m. (local time) (the “Meeting”) The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints, Robert Silzer, an officer of the Company, or failing this person, Jason Sugarman, a Director of the Company, or in the place of the foregoing, [print name] as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof. The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein. Please check this box only if you intend to attend and vote at the Meeting To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 2:00 p.m., October 16, 2018 using the enclosed envelope. THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held October 19, 2018. The Proxy Statement to Stockholders is available at: http://www.viewproxy.com/dsgtag/2018

PROPOSAL 1: Election of Directors: 01 Robert Silzer FOR WITHHOLD 02 James Singerling FOR WITHHOLD 03 Stephen Johnston FOR WITHHOLD 04 Jason Sugarman FOR WITHHOLD PLEASE MARK YOUR VOTE AS SHOWN HERE PROPOSAL 2: A non-binding advisory resolution to approve executive compensation. FOR AGAINST ABSTAIN In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder. If no direction is made, this Proxy will be voted “FOR” each of the nominated directors and “FOR” the remaining Proposals. Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer’s capacity. If a partnership, please sign in partnership name by authorized person Signature of Stockholder Date Please Print Name Date Number of Shares Represented by Proxy CONTROL NUMBER THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. SCAN TO VIEW MATERIALS & VOTE CONTROL NUMBER INSTRUCTIONS AND OPTIONS FOR VOTING: INTERNET Vote Your Proxy on the Internet: Go to www.AALVote.com/DSGT Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.